CAPSTONE CHURCH CAPITAL FUND
(“Fund”)

Supplement dated August 19, 2011
To Prospectus and Statement of Additional Information dated January 28, 2011

The Fund’s Prospectus and Statement of Additional Information dated January 28, 2011 are modified to reflect the following:

At its meeting August 9, 2011, the Fund’s Board of Trustees voted to amend the Fund’s Compliance Services Agreement (“Agreement”) to provide that the Agreement shall be with CFS Consulting Services, LLC (“CCS”), an affiliate of Capstone Asset Management Company (“CAMCO”), the Fund’s investment adviser.  The Agreement was previously with CAMCO.  The Agreement was also amended to provide that, in addition to fees to CCS for compliance services, the Fund shall pay the compensation of its Chief Compliance Officer (“CCO”), as well as certain out-of-pocket expenses of CCS and the CCO.  The CCO compensation had previously been paid by CAMCO.

The fees payable by the Fund to CCS for its compliance services under the revised Agreement shall be the same as those previously paid to CAMCO.  These fees, payable at the end of each calendar month, will continue to be at an annual rate of 0.025% of the average daily net assets of the Fund as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund’s Prospectus and Statement of Additional Information as in effect from time to time.  However, under the revised Agreement, CCS shall additionally reimburse CCS for reasonable expenses incurred by CCS or the CCO related to travel outside the Houston, Texas area in connection with providing services under the Agreement.  Such expenses may include transportation, meals, telephone calls, photocopying, binding and shipping of materials in connection with attending meetings of the Board of Trustees or a committee thereof, or visits to Fund service providers or custodian.

The revised Agreement, which also covers other funds for which CCS provides compliance services, also adds a fee for services of the CCO.  The CCO fees include an annual base fee and, if applicable, a Special Additional Fee that is applicable for a fund that (a) uses a different service provider from those used by the majority of other funds covered by the Agreement, (b) has investments in complex securities, or (3) that has higher risk compliance issues, each as determined by the CCO, subject to approval by the Board of Trustees.  The base annual CCO fee for the Fund, payable in monthly installments, is at an annual rate of $18,000. The Special Additional Fee for the Fund is $3,000 annually.

The tables in the Fund’s Prospectus dated January 28, 2011 under the headings “Fund Expenses” and “Example” are modified as follows to reflect the increased payments under the Agreement:

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses

Maximum Sales Load (as a percentage of offering price)........................................................................	3.25%(3)

Repurchase Fee...........................................................................................................................................	None

Annual Operating Expenses (As a Percentage of Net Assets Attributable to Common Shares)

Investment Advisory Fee (1)........................................................................................................................	0.450%

Interest Payments on Borrowed Funds........................................................................................................	0.182%

Other Expenses (2).......................................................................................................................................	1.152%

Acquired Fund Fees and Expenses...............................................................................................................	0.010%

Total Annual Operating Expenses................................................................................................................	1.794%

__________________

(1)	See "Management of the Fund" for additional information.

(2)
“Other Expenses” include such items as administration, compliance, service, custody, transfer agent, legal, accounting and registration fees.  “Other Expenses” are based on amounts in the Fund’s audited financial statements for the fiscal year ended September 30, 2010 but (a) are revised to reflect the new compliance services fees and (b) do not include amounts for recoupment by the Adviser pursuant to an Expense Limitation Agreement that terminated on September 30, 2010. The Adviser has waived its rights to any recoupment under that agreement subsequent to September 30, 2010.

(3)	See “Purchasing Shares of the Fund – General Purchase Information”.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return. This example should not be considered a representation of future expenses, and the Fund’s actual expenses may be more or less than those shown.

	One Year	Three Years	Five Years	Ten Years

Assuming no tender of shares	50	87	129	237

Assuming tender of Shares on last day of period	50	87	127	237

This “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under “Total Annual Operating Expenses” in the “Fund Expenses” table above remain the same in the years shown.